Financial instruments	12 Months Ended
Dec. 31, 2020
Disclosure Of Financial Instruments [Abstract]
Financial instruments

18 Financial instruments

Accounting policy

Financial instruments comprise investments (other than investments in joint ventures or associates), trade receivables, cash and cash equivalents, payables and accruals, borrowings and derivative financial instruments.

Investments (other than investments in joint ventures and associates) are described in note 16. The fair value of such investments is based on standard valuation techniques, including market comparisons and discounts of future cash flows, having regard to maximising the use of observable inputs and adjusting for risk. (These investments are typically classified as either Level 2 or 3 in the IFRS 13 fair value hierarchy).

Trade receivables are carried in the statement of financial position at invoiced value less allowance for expected credit losses. Expected credit losses are based on the ageing of trade receivables, experience and circumstance. Borrowings and payables are recorded initially at fair value and subsequently carried at amortised cost (other than fixed rate borrowings in designated hedging relationships for which the carrying amount of the hedged portion of the borrowings is subsequently adjusted for the gain or loss attributable to the hedged risk).

Derivative financial instruments are used to hedge interest rate and foreign exchange risks. Where an effective hedge is in place against changes in the fair value of fixed rate borrowings, the hedged borrowings are adjusted for changes in fair value attributable to the risk being hedged with a corresponding income or expense included in the income statement within finance costs. The offsetting gains or losses from remeasuring the fair value of the related derivatives are also recognised in the income statement within finance costs. When the related derivative expires, is sold or terminated, or no longer qualifies for hedge accounting, the cumulative change in fair value of the hedged borrowing is amortised in the income statement over the period to maturity of the borrowing using the effective interest method.

Changes in the fair value of derivative financial instruments that are designated and effective as hedges of future cash flows are recognised (net of tax) in other comprehensive income and accumulated in the hedge reserve. The fair value amounts relating to foreign currency basis spreads are recorded in a separate component of equity in the cost of hedging reserve. If a hedged firm commitment or forecasted transaction results in the recognition of a non-financial asset or liability, then, at the time that the asset or liability is recognised, the associated gains or losses on the derivative that had previously been recognised in other comprehensive income are included in the initial measurement of the asset or liability. For hedges that do not result in the recognition of an asset or a liability, amounts deferred in the hedge reserve are recognised in the income statement in the same period in which the hedged item affects net profit or loss. Any ineffective portion of hedges is recognised immediately in the income statement.

18 Financial instruments (continued)

Cash flow hedge accounting is discontinued when a hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. At that time, any cumulative gain or loss on the hedging instrument recognised in other comprehensive income is either retained in the hedge reserve until the firm commitment or forecasted transaction occurs, or, where a hedged transaction is no longer expected to occur, is immediately credited or expensed in the income statement.

Derivative financial instruments that are not designated as hedging instruments are recorded in the statement of financial position at fair value, with changes in fair value recognised in the income statement.

The fair values of derivative financial instruments represent the replacement costs calculated using observable market rates of interest and exchange. The fair value of long-term borrowings is calculated by discounting expected future cash flows at observable market rates. (These instruments are accordingly classified as Level 2 in the IFRS 13 fair value hierarchy.)

The main financial risks faced by the Group are liquidity risk, market risk – comprising interest rate risk and foreign exchange risk – and credit risk. Financial instruments are used to finance the Group’s businesses and to manage interest rate and foreign exchange risks. The Group’s businesses do not enter into speculative derivative transactions. Details of financial instruments subject to liquidity, market and credit risks are described below.

Liquidity risk

The Group maintains a range of borrowing facilities and debt programmes to fund its requirements at competitive rates.

he balance of long-term debt, short-term debt and committed bank facilities is managed to provide security of funding, taking into account the cash generation cycle of the business and the uncertain size and timing of acquisition spend. To accommodate the significant free cash flow generated by the Group and to capitalise on an inexpensive source of funding, a meaningful portion of the overall debt portfolio is typically kept short-term as long as there exists acceptable liquidity in the commercial paper markets and sufficient capacity under committed credit lines. The Group’s treasury policies ensure adequate liquidity by requiring that (a) no more than $2bn of term debt matures in any 12-month period, (b) the sum of term debt maturing over the ensuing 12 months plus short-term borrowings is less than the sum of available cash plus committed facilities and (c) minimum levels of borrowing with maturities over three and five years are maintained.

Debt is issued to meet the funding requirements of various jurisdictions and in the currencies that are needed. It is recognised that debt can act as a natural translation hedge of earnings, net assets and net cash flow in currencies other than the reporting currency. For this reason, the majority of the Group’s net debt is denominated in US dollars and euros, reflecting the Group’s largest geographical markets.

There were no changes to the Group’s long-term approach to capital and liquidity management during the year.

The remaining contractual maturities for borrowings and derivative financial instruments are shown in the table below. The table shows undiscounted principal and interest cash flows and includes contractual gross cash flows to be exchanged as part of cross-currency interest rate swaps and forward foreign exchange contracts where there is a legal right of set-off.

AT 31 DECEMBER 2020		Contractual cash flow
	Carrying amount £m	Within 1 year £m	1-2 years £m	2-3 years £m	3-4 years £m	4-5 years £m	More than 5 years £m	Total £m
Borrowings
Fixed rate borrowings	(6,541)	(576)	(157)	(737)	(1,173)	(737)	(3,963)	(7,343)
Floating rate borrowings	(307)	(307)	—	—	—	—	—	(307)
Lease liabilities	(275)	(103)	(72)	(57)	(41)	(17)	(34)	(324)

Derivative financial liabilities
Cross-currency interest rate swaps	(3)	(32)	(8)	(29)	(9)	(495)	—	(573)
Forward foreign exchange contracts	(9)	(1,416)	(356)	(214)	(24)	—	—	(2,010)

Derivative financial assets
Interest rate derivatives	49	20	18	13	6	1	1	59
Cross-currency interest rate swaps	66	30	7	26	7	544	—	614
Forward foreign exchange contracts	42	1,425	370	223	25	—	—	2,043
Total	(6,978)	(959)	(198)	(775)	(1,209)	(704)	(3,966)	(7,841)

18 Financial instruments (continued)

AT 31 DECEMBER 2019		Contractual cash flow
	Carrying amount £m	Within 1 year £m	1-2 years £m	2-3 years £m	3-4 years £m	4-5 years £m	More than 5 years £m	Total £m
Borrowings
Fixed rate borrowings	(5,293)	(1,332)	(528)	(134)	(732)	(498)	(2,791)	(6,015)
Floating rate borrowings	(779)	(779)	—	—	—	—	—	(779)
Lease liabilities	(342)	(104)	(92)	(62)	(50)	(32)	(48)	(388)
Derivative financial liabilities
Interest rate derivatives	(4)	(1)	—	—	—	(1)	(2)	(4)
Cross-currency interest rate swaps	(1)	(41)	(16)	(16)	(35)	(15)	(512)	(635)
Forward foreign exchange contracts	(29)	(1,984)	(351)	(179)	(34)	—	—	(2,548)
Derivative financial assets
Interest rate derivatives	35	19	10	8	8	3	—	48
Cross-currency interest rate swaps	14	31	7	7	26	7	515	593
Forward foreign exchange contracts	32	1,977	354	185	35	—	—	2,551
Total	(6,367)	(2,214)	(616)	(191)	(782)	(536)	(2,838)	(7,177)

The carrying amount of derivative financial liabilities comprises £nilm (2019: £4m) in relation to fair value hedges, £6m (2019: £13m) in relation to cash flow hedges and £6m (2019: £17m) not designated as hedging instruments. The carrying amount of derivative financial assets comprises £114m (2019: £50m) in relation to fair value hedges, £37m (2019: £27m) in relation to cash flow hedges and £6m (2019: £4m) not designated as hedging instruments.

Other payables balance of £49m (2019: £108m), including put options, are currently expected to be settled in 4 to 5 years.

As at 31 December 2020, the Group had access to a $3,000m committed bank facility, consisting of various tranches with maturities through to July 2024, which was undrawn, and an additional committed bank facility of c.$600m maturing in April 2021, which was also undrawn. These facilities back up short-term borrowings. All borrowings that mature within the next 18 months can be covered by the facility and by utilising available cash resources.

The committed bank facilities are subject to a financial covenant typical to the Group’s size and financial strength. The Group had significant headroom within this covenant for the year ended 31 December 2020. There are no financial covenants in any outstanding public bonds.

Market risk

The Group’s primary market risks are interest rate fluctuations and exchange rate movements. Derivatives are used to manage the risks associated with interest rate and exchange rate movements and the Group does not enter into speculative derivatives. Where the impact of derivatives on the income statement and the statement of financial position could be significant, hedge accounting is applied (subject to satisfying the required criteria) as described in ‘Hedge accounting’ below. Derivatives used by the Group for hedging a particular risk are not specialised and are generally available from numerous sources. The Group is also exposed to changes in the market value of its venture capital investments as described in note 16. The impact of market risks on net post-employment benefit obligations and taxation is excluded from the following market risk sensitivity analysis.

Interest rate exposure management

The Group’s interest rate exposure management policy aims to minimise interest costs with an acceptable level of year on year volatility. To achieve this, the Group uses fixed rate term debt and interest rate swaps to give a target mix of fixed rate and floating rate borrowings. Interest rate derivatives are used only to hedge an underlying risk and no net market positions are held.

At 31 December 2020, 65% of gross bank and bond borrowings were at fixed rate. A 100 basis point reduction in interest rates would result in an estimated decrease in net finance costs of £23m (2019: £31m), based on the composition of financial instruments including cash, cash equivalents, bank loans and commercial paper borrowings at 31 December 2020. A 100 basis point rise in interest rates would result in an estimated increase in net finance costs of £23m (2019: £31m).

The impact on net equity of a theoretical change in interest rates as at 31 December 2020 is restricted to the change in carrying value  of floating rate to fixed rate interest rate derivatives in a designated cash flow hedge relationship and undesignated interest rate derivatives. A 100 basis point reduction in interest rates would result in an estimated decrease in net equity of £1m (2019: £1m) and a 100 basis point increase in interest rates would increase net equity by an estimated £1m (2019: £1m). The impact of a change in interest rates on the carrying value of fixed rate borrowings in a designated fair value hedge relationship would be offset by the change in carrying value of  the related interest rate derivative. Fixed rate borrowings not in a designated hedging relationship are carried at amortised cost.

Foreign currency exposure management

Translation exposures arise on the earnings and net assets of individual businesses whose operational currencies are other than sterling. Some of these exposures are offset by denominating borrowings in US dollars, euros and other currencies. Currency exposures on transactions denominated in a foreign currency are generally hedged using forward contracts. In addition, recurring transactions and future investment exposures may be hedged, in advance of becoming contractual. The precise policy differs according to the specific circumstances of the individual businesses. Highly predictable future cash flows may be covered for transactions expected to occur during the next 24 months (50 months for the Scientific, Technical & Medical subscription businesses) within limits defined according to the period before the transaction is expected to become contractual. Cover takes the form of foreign exchange forward contracts. Further information is provided in ‘Cash flow hedges’ below.

18 Financial instruments (continued)

A theoretical weakening of all currencies by 10% against sterling at 31 December 2020 would decrease the carrying value of net assets, excluding net borrowings, by £803m (2019: £749m). This would be offset to a degree by a decrease in net borrowings of £713m (2019: £526m). A strengthening of all currencies by 10% against sterling at 31 December 2020 would increase the carrying value of net assets, excluding net borrowings, by £803m (2019: £749m) and increase net borrowings by £713m (2019: £526m).

A retranslation of the Group’s net profit for the year, assuming a 10% weakening of all foreign currencies against sterling but excluding transactional exposures, would reduce net profit by £95m (2019: £129m). A 10% strengthening of all foreign currencies against sterling on this basis would increase net profit for the year by £95m (2019: £129m).

Credit risk

The Group seeks to manage interest rate risk and limit foreign exchange risks described above by the use of financial instruments and as a result has a credit risk from the potential non-performance by the counterparties to these financial instruments, which are unsecured. The amount of this credit risk is normally restricted to the amounts of any hedge gain and not the principal amount being hedged. The Group also has a credit exposure to counterparties for the full principal amount of cash and cash equivalents. Credit risks are controlled by monitoring the credit quality of these counterparties, principally licensed commercial banks and investment banks with strong long-term credit ratings, and the amounts outstanding with each of them.

The Group has treasury policies in place which do not allow concentrations of risk with individual counterparties and do not allow significant treasury exposures with counterparties which are rated lower than A-/A3 by Standard & Poor’s, Moody’s and Fitch. At 31 December 2020, cash and cash equivalents totalled £88m (2019: £138m), of which 77% (2019: 93%) was held with banks rated A-/A3 or better.

The Group also has credit risk with respect to trade receivables due from its customers, which include national and state governments, academic institutions and large and small enterprises including law firms, book stores and wholesalers. The concentration of credit risk from trade receivables is limited due to the large and broad customer base. Trade receivable exposures are managed locally in the business units where they arise. Where appropriate, business units seek to minimise this exposure by taking payment in advance and through management of credit terms. Expected credit losses are based on management’s assessment of the risk taking into account the ageing profile, experience and circumstance. The maximum exposure to credit risk is represented by the carrying amount of each financial asset, including derivative financial instruments, recorded in the statement of financial position.

Included within trade receivables are the following amounts which are past due, after considering loss allowance: past due up to one month £170m (2019: £215m); past due two to three months £83m (2019: £108m); past due four to six months £34m (2019: £39m); and past due greater than six months £46m (2019: £45m).

Hedge accounting

The hedging relationships that are designated under IFRS 9 – Financial Instruments are described below.

Fair value hedges

The Group has entered into interest rate swaps and cross-currency interest rate swaps to hedge the exposure to changes in the fair value of fixed rate borrowings due to interest rate and foreign currency movements which could affect the income statement. The table below details the designated fair value hedge relationships that were in place at 31 December 2019, swapping fixed rate term debt issues denominated in US dollars (USD) and euros to floating rate USD and euro debt respectively for the whole or part of their term, together with the related fixed and floating rates.

FAIR VALUE HEDGE RELATIONSHIPS
	31 December 2020 Principal amount £m	31 December 2019 Principal amount £m	Fixed rate	Floating rate
€550m loan notes and €550m interest rate swaps maturing 2020	—	(466)	2.5%	Euribor+1.1%
€500m bond and €500m interest rate swaps maturing 2021	(448)	(423)	0.4%	Euribor+0.3%
$700m bond and $700m interest rate swaps maturing 2023	(513)	(528)	3.5%	LIBOR+0.8%
€500m bond and €500m interest rate swaps maturing 2024	(448)	(423)	1.0%	Euribor+0.7%
€600m bond and €600m/$669.3m cross-currency interest rate swaps maturing 2025	(490)	(505)	1.3%	LIBOR+1.3%
$200m bond and $200m interest rate swaps maturing 2027	(146)	(151)	7.2%	LIBOR+5.8%
	(2,045)	(2,496)

18 Financial instruments (continued)

The gains and losses on the borrowings and related derivatives designated as fair value hedges, which are included in the income statement as part of finance costs, together with the total carrying values of the borrowings and related derivatives included in the statement of financial position, for the three years ended 31 December 2020, 2019 and 2018 were as follows:

GAINS/(LOSSES) ON BORROWINGS AND RELATED DERIVATIVES AND CARRYING VALUES
	1 January 2020 £m	Fair value movement gain/(loss) £m	Exchange gain/(loss) £m	31 December 2020 £m	Carrying values £m
USD debt	(13)	(25)	2	(36)	(701)
Related interest rate swaps	13	25	(2)	36	36
	—	—	—	—	(665)
EUR debt	(39)	(47)	3	(83)	(1,467)
Related interest rate swaps	39	47	(3)	83	83
	—	—	—	—	(1,384)
Total relating to USD and EUR debt	(52)	(72)	5	(119)	(2,168)
Total related interest rate swaps	52	72	(5)	119	119
Net gain on borrowings and related derivatives/total carrying value	—	—	—	—	(2,049)

GAINS/(LOSSES) ON BORROWINGS AND RELATED DERIVATIVES AND CARRYING VALUES
	1 January 2019 £m	Fair value movement gain/(loss) £m	Exchange gain/(loss) £m	31 December 2019 £m	Carrying values £m
USD debt	13	(26)	—	(13)	(699)
Related interest rate swaps	(14)	27	—	13	13
	(1)	1	—	—	(686)
EUR debt	(39)	(2)	2	(39)	(1,853)
Related interest rate swaps	39	2	(2)	39	39
	—	—	—	—	(1,814)
Total relating to USD and EUR debt	(26)	(28)	2	(52)	(2,552)
Total related interest rate swaps	25	29	(2)	52	52
Net (loss)/gain on borrowings and related derivatives/total carrying value	(1)	1	—	—	(2,500)

GAINS/(LOSSES) ON BORROWINGS AND RELATED DERIVATIVES AND CARRYING VALUES
	1 January 2018 £m	Fair value movement gain/(loss) £m	Exchange gain/(loss) £m	31 December 2018 £m	Carrying values £m
USD debt	12	—	1	13	(701)
Related interest rate swaps	(12)	(1)	(1)	(14)	(14)
	—	(1)	—	(1)	(715)
EUR debt	(17)	(21)	(1)	(39)	(1,952)
Related interest rate swaps	17	21	1	39	39
	—	—	—	—	(1,913)
Total relating to USD and EUR debt	(5)	(21)	—	(26)	(2,653)
Total related interest rate swaps	5	20	—	25	25
Net loss on borrowings and related derivatives/total carrying value	—	(1)	—	(1)	(2,628)

All fair value hedges were highly effective throughout the three years ended 31 December 2020.

Gross borrowings as at 31 December 2020 included £15m (2019: £19m) in relation to fair value adjustments to borrowings previously designated in a fair value hedge relationship which were de-designated in 2008. The related derivatives were closed out on de-designation with a cash inflow of £62m. £3m (2019: £3m) of these fair value adjustments were amortised in the year as a reduction to finance costs.

18 Financial instruments (continued)

Cash flow hedges

As part of the Group’s interest rate exposure management, it has entered into certain cross-currency interest rate derivatives, individual components of which have been accounted for as cash flow hedges (with the remaining components accounted for as fair value hedges, as described above).

These comprised interest rate derivatives which swapped a fixed rate €600m bond, issued in May 2015 and maturing in May 2025, to floating rate USD debt for the whole of its term. The component relating to the swap of the euro credit margin to USD is being accounted for a cash flow hedge under IFRS 9, with the amount associated with foreign currency basis spreads recorded in the cost of hedging reserve.

As part of the Group’s foreign currency exposure management, it has entered into forward foreign exchange contracts which fix the exchange rate on a portion of future foreign currency subscription revenues forecast by the businesses for up to 50 months. These have been accounted for as cash flow hedges under IFRS 9 of the forecast foreign currency revenues, with gains and losses on the forward contracts deferred in the hedge reserve until the related revenue is recognised, at which time the accumulated gains and losses are reclassified to the income statement.

Movements in the hedge reserve in 2018 and 2019 and, with effect from 1 January 2018, the cost of hedging reserve, including gains and losses on cash flow hedging instruments, were as follows:

	Interest rate hedge reserve £m	Cost of hedging reserve £m	Foreign currency hedge reserve £m	Total £m
Hedge reserve at 31 December 2018: gains/(losses) deferred	1	(7)	(38)	(44)
(Losses)/gains arising in 2019	(1)	—	17	16
Amounts recognised in income statement	—	—	35	35
Hedge reserve at 31 December 2019: (losses) /gains deferred	—	(7)	14	7
Gains/(losses) arising in 2020	4	(1)	(9)	(6)
Amounts recognised in income statement	—	—	22	22
Hedge reserve at 31 December 2020: gians/(losses) deferred	4	(8)	27	23

All cash flow hedges were highly effective throughout the two years ended 31 December 2020.

A deferred tax debit of £4m (2019: nil) in respect of the above gains and losses at 31 December 2020 was also deferred in the hedge reserve.

Of the amounts recognised in the income statement in the year, losses of £18m (2019: £35m) were recognised in revenue, and losses of £4m (2019: nil) were recognised in finance costs. A tax credit of £5m (2019: £6m) was recognised in relation to these items.

The deferred gains and losses on foreign currency cash flow hedges at 31 December 2020 are currently expected to be recognised in the income statement in future years as shown in the table below, together with the principal amount of hedges relating to each year and their total carrying values included within derivative assets and liabilities in the statement of financial position:

	Foreign currency hedge reserve £m	Principal amount of hedges £m	Carrying values £m
2021	4	499	10
2022	13	392	13
2023	9	215	9
2024	1	32	1
Total	27	1,138	33

The cash flows for these hedges are expected to occur in line with the recognition of the gains and losses in the income statement, or in the preceding year. These cash flows are included in the table on page 163.